UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 9, 2024

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 415-3600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 9, 2024, Omnicom Group Inc., a New York corporation (“Omnicom”), and The Interpublic Group of Companies, Inc., a Delaware corporation (“IPG”), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Omnicom, EXT Subsidiary Inc., a Delaware corporation and a direct wholly owned subsidiary of Omnicom (“Merger Sub”), and IPG, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into IPG (the “Merger”), with IPG surviving the Merger as a wholly owned subsidiary of Omnicom. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on December 9, 2024, Omnicom and IPG released a joint investor presentation. A copy of the joint investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 (including exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

FORWARD-LOOKING STATEMENTS

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Omnicom’s and IPG’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Omnicom and IPG, including future financial and operating results, Omnicom’s and IPG’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts, including the combined company’s ability to create an advanced marketing and sales platform, the combined company’s ability to accelerate innovation and enhance efficiency through the transaction, and the combined company’s plan on future stockholder returns. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Omnicom and IPG stockholder approvals; the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Omnicom’s or IPG’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; losses on media purchases and production costs; reductions in spending from Omnicom or IPG clients, a slowdown in payments by such clients, or a deterioration or disruption in the credit markets; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; risks and challenges presented by utilizing artificial intelligence technologies and related partnerships; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations; risks related to environmental, social, and governance goals and initiatives; and other risks inherent in Omnicom’s and IPG’s businesses.

All such factors are difficult to predict, are beyond Omnicom’s and IPG’s control, and are subject to additional risks and uncertainties, including those detailed in Omnicom’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx and on the SEC’s website at http://www.sec.gov, and those detailed in IPG’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on IPG’s website at https://investors.interpublic.com/sec-filings/financial-reports and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither Omnicom nor IPG undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Omnicom and IPG intend to file a joint proxy statement with the SEC and Omnicom intends to file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of Omnicom and IPG and that will also constitute a prospectus of Omnicom. Each of Omnicom and IPG may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Omnicom or IPG may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Omnicom and IPG. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OMNICOM, IPG AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Omnicom, IPG and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at Omnicom Group Inc., 280 Park Avenue, New York, New York 10017. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by IPG may be obtained free of charge on IPG’s website at https://investors.interpublic.com/sec-filings/financial-reports or, alternatively, by directing a request by mail to IPG’s Corporate Secretary at The Interpublic Group of Companies, Inc., 909 Third Avenue, New York, NY 10022, Attention: SVP & Secretary.

PARTICIPANTS IN THE SOLICITATION

Omnicom, IPG and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s annual report on Form 10-K for the year ended December 31, 2023, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Omnicom’s directors and executive officers with the SEC. Information about the directors and executive officers of IPG, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in IPG’s annual report on Form 10-K for the year ended December 31, 2023, including under the heading “Executive Officers of the Registrant,” and proxy statement for IPG’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of IPG common stock by the directors and executive officers of IPG have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by IPG’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Omnicom or IPG using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release dated December 9, 2024

99.2	Joint Investor Presentation dated December 9, 2024

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

Date: December 9, 2024	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary